JOINT FILER INFORMATION
                          -----------------------

Title of Security:         Common Shares

Issuer & Ticker Symbol:    AXIS Capital Holdings Limited (NYSE: AXS)

Designated Filer:          Blackstone Management Associates (Cayman) III L.P.

Other Joint Filers:        Blackstone FI Capital Partners (Cayman) L.P.,
                           Blackstone FI Offshore Capital Partners (Cayman)
                           L.P., Blackstone Family Investment Partnership
                           (Cayman) III L.P., Peter G.
                           Peterson and Stephen A. Schwarzman.

Addresses:                 The principal business office address of
                           each of the reporting persons above, except for Peter G. Peterson and Stephen A. Schwarzman, is c/o
                           Blackstone Services (Cayman) LDC c/o Walkers,
                           PO Box 265GT, Walker House, Mary Street, George Town,
                           Grand Cayman, Cayman Islands. The principal business office of Peter G. Peterson and Stephen A. Schwarzman is 345 Park Avenue, 31st Floor, New York, New York
                           10154.

Signatures:

                                  BLACKSTONE MANAGEMENT ASSOCIATES
                                  (CAYMAN) III L.P.

                                  By:      Blackstone LR Associates (Cayman)
                                           III LDC, its general partner


                                           By: ____________________________
                                               Name: Robert L. Friedman
                                               Title:   Authorized Signatory


                                   BLACKSTONE FI CAPITAL PARTNERS (CAYMAN) L.P.

                                   By:      Blackstone LR Associates (Cayman)
                                            III LDC, the general partner of its
                                            sole general partner


                                            By: _______________________________
                                                Name: Robert L. Friedman
                                                Title:   Authorized Signatory

                                     BLACKSTONE FI OFFSHORE CAPITAL PARTNERS
                                     (CAYMAN) L.P.

                                     By:      Blackstone LR Associates (Cayman)
                                              III LDC, the general partner of
                                              its sole investment general
                                              partner


                                              By: _____________________________
                                                  Name: Robert L. Friedman
                                                  Title:   Authorized Signatory


                                      BLACKSTONE FAMILY INVESTMENT PARTNERSHIP
                                      (CAYMAN) III L.P.

                                      By:      Blackstone LR Associates (Cayman)
                                               III LDC, the general partner of
                                               its sole general partner

                                               By: ____________________________
                                                   Name: Robert L. Friedman
                                                   Title:   Authorized Signatory



                                                -------------------------------
                                                PETER G. PETERSON



                                                --------------------------------
                                                STEPHEN A. SCHWARZMAN